UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018 (December 12, 2018)

TERRA SECURED INCOME FUND 5, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-55780 (Commission File Number)	90-0967526 (I.R.S. Employer Identification No.)

805 Third Avenue, 8th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 753-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2018, Terra Mortgage Capital I, LLC (the “Seller”), a special-purpose indirect wholly-owned subsidiary of Terra Secured Income Fund 5, LLC (the “Company”), entered into an Uncommitted Master Repurchase Agreement (the “Master Repurchase Agreement”) with Goldman Sachs Bank USA (the “Buyer”). The Master Repurchase Agreement provides for advances of up to $150 million in the aggregate, which Terra Property Trust, Inc. (the “REIT Subsidiary”), the Companyʼs indirect wholly-owned subsidiary through which the Company conducts substantially all of its business, expects to use to finance certain secured performing commercial real estate loans, including senior mortgage loans, where the underlying mortgaged properties consist of multi-family (including student housing), office, industrial, retail, or hospitality properties, or combinations thereof, and other Eligible Assets (as defined in the Master Repurchase Agreement).

Advances under the Master Repurchase Agreement accrue interest at a per annum pricing rate equal to the sum of (i) the 30-day London Interbank Offered Rate and (ii) the applicable spread, which ranges from 2.25% to 3.00%, and have a maturity date of December 12, 2020. The actual terms of financing for each asset will be determined at the time of financing in accordance with the Master Repurchase Agreement. Subject to satisfaction of certain conditions, the Seller may extend the maturity date of the Master Repurchase Agreement for a period of one year.

The Master Repurchase Agreement contains margin call provisions that provide the Buyer with certain rights in the event of a decline in the market value of the assets purchased under the Master Repurchase Agreement. Upon the occurrence of a margin deficit event, the Buyer may require the Seller to make a payment to reduce the purchase price to eliminate any margin deficit.

In connection with the Master Repurchase Agreement, the REIT Subsidiary entered into a Guarantee Agreement in favor of the Buyer (the “Guarantee Agreement”), pursuant to which the REIT Subsidiary will guarantee the obligations of the Seller under the Master Repurchase Agreement. Subject to certain exceptions, the maximum liability under the Master Repurchase Agreement will not exceed 50% of the then currently outstanding repurchase obligations under the Master Repurchase Agreement.

The Master Repurchase Agreement and the Guarantee Agreement contain various representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. In addition, the Guarantee Agreement contains financial covenants, which require the REIT Subsidiary to maintain: (i) liquidity of at least 10% of the then-current outstanding amount under the Master Repurchase Agreement; (ii) cash liquidity of at least the greater of $5 million or 5% of the then-current outstanding amount under the Master Repurchase Agreement; (iii) tangible net worth at an amount equal to or greater than 75% of the REIT Subsidiary’s tangible net worth as of December 12, 2018, plus 75% of new capital contributions thereafter; (iv) an EBITDA to interest expense ratio of not less than 1.50 to 1.00; and (v) a total indebtedness to tangible net worth ratio of not more than 3.00 to 1.00.

The above descriptions of the Master Repurchase Agreement and the Guarantee Agreement are qualified in their entirety by reference to the Master Repurchase Agreement and Guarantee Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 18, 2018, Terra Capital Partners, LLC issued a press release related to the Master Repurchase Agreement, a copy of which is attached as Exhibit 99.1 hereto. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), unless it is specifically incorporated by reference therein.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction. This Current Report on Form 8-K contains certain “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. Words such as “continue,” “could,” “expects,” “future,” “potential,” “seeks,” and “will” or similar expressions are intended to identify forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that their expectations will be attained. The Company undertakes no obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Uncommitted Master Repurchase and Securities Contract Agreement between Terra Mortgage Capital I, LLC, as Seller, and Goldman Sachs Bank USA, as Buyer, dated December 12, 2018.
10.2	Guarantee Agreement by Terra Property Trust, Inc. in favor of Goldman Sachs Bank USA, dated December 12, 2018.
99.1	Press Release issued by Terra Capital Partners, LLC on December 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities indicated* hereunto duly authorized.

TERRA SECURED INCOME FUND 5, LLC

Date: December 18, 2018	By:	/s/ Gregory M. Pinkus
		Name:	Gregory M. Pinkus
		Title:	Chief Financial Officer and Chief Operating Officer

* The registrant is a limited liability company managed by Terra Fund Advisors, LLC, its sole and managing member and the signatory is signing in his capacity as an officer of Terra Fund Advisors, LLC.